UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                             TEDA TRAVEL GROUP INC
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               (Exact name of Registrant as specified in charter)


       Delaware                     000-30264                      11-3177042
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                         Identification Number)

                       Suite 2102 Chinachem Century Tower
                               178 Gloucester Road
                               Wanchai, Hong Kong
                    ---------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: (852) 2833-2186



Item 1.01 Entry into a Material Definitive Agreement.

     The Registrant had reported in its Current Report on Form 8-K dated August 20, 2004 that it had signed a definitive agreement to purchase 55% of the outstanding registered capital of Teda Resort Alliance Development Co., Ltd ("TRAC"), a Sino-foreign joint venture company registered in the People's Republic of China. This transaction has been mutually rescinded due to the Registrant's lack of funds to complete the acquisition.


Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements

     None

(b) Exhibits.

Exhibit No.        Exhibit Description
---------------    -------------------------------------------------------------
     2.1           Definitive Sale & Purchase Agreement (1)

     2.2           Mutual release and Settlement Agreement (filed herewith)

(1) Incorporated by reference from Form 8-K filed August 25, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      TEDA TRAVEL GROUP INC.

Date: August 22, 2005                 By: /s/ GODFREY CHIN TONG HUI
                                     -------------------------------------------
                                     Godfrey Chin Tong Hui
                                     Chief Executive Officer